Exhibit 10.30

CONFIDENTIAL

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Contract number: [***]

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

between

Boehringer Ingelheim International GmbH

Binger Strasse 173,

55216 Ingelheim am Rhein,

Germany

(“BOEHRINGER”)

VAT-ID-No.: DE [***]

and

Dicerna Pharmaceuticals Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

USA

(“DICERNA”)

– each also hereinafter referred to as “Party” or collectively as “Parties” –

CONFIDENTIAL

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RECITALS

WHEREAS BOEHRINGER is a research-based pharmaceutical company and is interested in a research program related to DICERNA’s proprietary GalXC technology which enables precise silencing of disease-driving genes in the liver, specifically targeting the hepatocyte.

WHEREAS DICERNA has experience and expertise in the Research Program (as defined below) and is willing and able to perform such research activities under the terms and conditions as set forth in this Agreement.

WHEREAS BOEHRINGER recognizes DICERNA’s expertise and wishes to engage DICERNA, and DICERNA wishes to accept such engagement, to provide BOEHRINGER with Candidate Products to Targets as further described in the Research Work Plan.

NOW, THEREFORE, Parties hereto agree as follows:

1. DEFINITIONS

1.1	“Accounting Standards” means International Financial Reporting Standards (IFRS) or accounting principles generally accepted in the United States of America (US GAAP), or those accounting standards used in accordance with the German Handelsgesetzbuch (HGB) which standards or principles (as applicable) are currently used at the relevant time and consistently applied by the applicable Party.

1.2	“Adverse Alnylam Litigation Impact” shall have the meaning as defined in Section 9.2.2.

1.3	“Affiliates” means, with respect to a Party or Third Party, any company or business or entity controlled by, controlling, or under common control with such Party or Third Party. For the purpose, of this definition “control” means direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of such person or entity or having the right to direct, appoint or remove a majority or more of the members of its board of directors (or their equivalent), or having the power to control the general management of such person or entity, by contract, law or otherwise.

1.4	[***]

1.5	“Alnylam Litigation” has the meaning as defined in Section 9.2.

CONFIDENTIAL

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1.6	“Applicable Law” means all applicable laws, rules and regulations (including any rules, regulations, guidelines or other requirements of the Regulatory Authorities or other governmental agency) that may be in effect from time to time.

1.7	“Background Intellectual Property” has the meaning as defined in Section 7.1.1.

1.8	“BOEHRINGER Product IP” has the meaning as defined in Section 7.1.4.

1.9	“Business Day” means any day other than (i) Saturday, (ii) Sunday or (iii) any day on which commercial banks in Cambridge, MA USA, or Ingelheim am Rhein, Germany (as applicable) are authorized or required by law to remain closed.

1.10	“Calendar Quarter” means a period of three calendar months ending on 31 March, 30 June, 30 September or 31 December in any Calendar Year.

1.11	“Calendar Year” means a one-year period beginning on January 1st and ending on December 31st.

1.12	“Candidate Product(s)” means on a Target-by-Target basis, the specific molecule(s) targeting the Target and put forth by DICERNA to BOEHRINGER that such molecule(s) has/have demonstrated Target suppression in vivo as described in the Research Work Plan based on the Candidate Product Criteria.

1.13	“Candidate Product Criteria” means the criteria agreed by the Parties for the lead molecules and back-up molecules as set forth in the Research Work Plan.

1.14	“Change of Control” means (a) a transaction in which at least fifty percent (50%) of the outstanding and not publicly traded voting securities or capital stock of DICERNA are sold, conveyed or otherwise disposed; or (B) a transaction in which DICERNA (a) sells, conveys or otherwise disposes of all or substantially all of its property, assets or business; or (b) (i) merges or consolidates with any other entity; or (ii) effects any other transaction or series of transactions; in each case of clause (i) or (ii), such that the those stockholders of DICERNA which hold non-listed voting securities or capital stock of DICERNA immediately prior thereto, in aggregate, no longer own, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding and not publicly traded voting securities or capital stock of the surviving entity following the closing of such merger, consolidation, other transaction or series of transactions.

1.15	“Clinical Trial” means any experiment in which a drug or therapy is administered or dispensed to, or used involving, one or more human subjects.

1.16	“Combination Product” has the meaning set forth in Section 1.47.

1.17	“Commercially Reasonable Efforts” means [***].

1.18	“Confidential Information” has the meaning as defined in Section 6.1.

CONFIDENTIAL

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1.19	“Control” or “Controlled” means, with respect to any Intellectual Property, the possession by a Party or any of its Affiliates, whether by ownership or license (other than by a license granted under this Agreement), of the ability to grant to the other Party access to such Intellectual Property, or, a license or a sublicense in, to or under such Intellectual Property as provided herein without requiring the consent of a Third Party or violating the terms of any agreement or other arrangement with any Third Party, but excluding Intellectual Property owned or controlled by a Third Party who may assume rights and obligations under this Agreement.

1.20	“Co-Packaged Product” means a single packaged product containing a Product and one or more other therapeutically or prophylactically active products as separate components in a co-packaged form.

1.21	“Cover”, “Covering” or “Covered” means, with respect to a product, technology, process or method that, in the absence of ownership of or a license granted under a particular Valid Claim, the manufacture, use, offer for sale, sale or importation of such product or the practice of such technology, process or method would infringe such Valid Claim or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue.

1.22	“Default” means, with respect to a Party, that (i) any representation or warranty of such Party set forth in this Agreement shall have been untrue in any material respect when made, or (ii) such Party shall have failed to perform any material provision set forth in this Agreement, including without limitation, the provision of Deliverables, other obligations set forth under Article 5, the license grant and assignment of rights set forth under Article 7 of this Agreement, a breach of the confidentiality and non-use obligations or publication provisions set forth under Articles 6 and 8 of this Agreement, the falsification of any reports or Results or failure to make or deposit payments when due.

1.23	“Development Period” means, [***].

1.24	“Development Plan” means the written summary prepared by BOEHRINGER of the specific development activities to be conducted by BOEHRINGER and reviewed by the Parties which includes the corresponding criteria for Product advancement and which shall be attached hereto as APPENDIX 2.

1.25	“Deliverables” means the providing of the defined deliverables as specified in the Research Work Plan.

1.26	“DICERNA GalXC Technology” means the RNAi platform targeting hepatocytes in the liver using GalNAc ligands conjugated to an extended RNAi molecule.

1.27	“Effective Date” means October 27, 2017.

1.28	“Field” means all uses, including but not limited to the use of a Product for the diagnosis, treatment, palliation or prevention of a disease or medical [***] condition in humans [***].

CONFIDENTIAL

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1.29	“First Commercial Sale” means, on a country-by-country and Product-by-Product basis, the first sale by BOEHRINGER, its Affiliates or Sublicensees in an arm’s length transaction of such Product to a Third Party other than a Sublicensee in such country in exchange for cash (or some equivalent to which value can be assigned) after Regulatory Approval for such Product has been granted in such country.

1.30	“FTE” means a full time equivalent person-year based upon a total of [***] working hours per Calendar Year of scientific or technical work carried out by a duly qualified employee of DICERNA, or other person performing work on behalf of and under the supervision of DICERNA, on or directly related to the work to be conducted under the Agreement. Overtime, and work on weekends, holidays and the like shall not be counted with any multiplier (e.g. time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution.

1.31	“GalXC Foreground IP” means Intellectual Property that relates exclusively to the DICERNA GalXC Technology and is generated in the course of the Research Program or in the course of research and development performed by, for or with BOEHRINGER during the Development Period provided that GalXC Foreground IP shall not include Product IP.

1.32	“GalXC Foreground Patent Rights” shall have the meaning set forth in Section 7.3.1.

1.33	“Generic Competition” means and shall be deemed to exist in a particular country in the Territory with respect to a particular Product or Combination Product in a given Calendar Quarter if in such country during such Calendar Quarter [***] the aggregate unit sales of such Generic Product or Combination Product in such country, as measured by IMS standard units sold based on data provided by IMS International, or if such data is not available, such other reliable data source as reasonably agreed upon by BOEHRINGER. If no data is commercially available, then the Parties shall agree upon a methodology for estimating the percentage unit-based market share of Generic Products in such country.

1.34	“Generic Product” means, with respect to a particular Product or Combination Product and a particular country, (i) any pharmaceutical product (other than the Product or Combination Product, as applicable) that contains the same active ingredient(s) in a comparable quality and quantity as such Product or Combination Product, as applicable, irrespective of its pharmaceutical form and is approved under an Abbreviated New Drug Application (ANDA) or under 505(b)(2) of the United States Federal Food, Drug and Cosmetic Act or any similar abbreviated route of approval in such country, or (ii) any biologic medicinal product (other than the Product or Combination Product, as applicable) that is a biosimilar product of such Product, and, if the Product is a component of a Combination Product, a biosimilar product of the Combination Product, and is approved under a Biological Product Licensure application submitted by any person under 42 U.S.C. § 262(k) or any similar abbreviated route of approval in such country.

CONFIDENTIAL

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1.35	“Infringed Patent” has the meaning set forth in Section 7.4.1.

1.36	“Initiation” means the first dosing of the first subject in a Clinical Trial.

1.37	“Invention” means any process, method, utility, formulation, composition of matter, article of manufacture, discovery or finding, or any improvement thereof, that is conceived and/or reduced to practice, whether patentable or not.

1.38	“Invoice” means an original invoice sent by DICERNA to BOEHRINGER with respect to any payment due hereunder, containing the information and meeting the requirements as set forth in APPENDIX 4.

1.39	“Intellectual Property” or “IP” means all Patent Rights, rights to Inventions and New Inventions, copyrights, design rights, trademarks, trade secrets, Know-How, and all other intellectual property rights (whether registered or unregistered) and all applications and rights to apply for any of them, anywhere in the world.

1.40	“Joint Research Steering Committee” or “JRSC” means the committee established to oversee the Research Work Plan during the Research Program Term.

1.41	“Know-How” means [***].

1.42	“Last Product” has the meaning set forth in Section 5.10.

1.43	“Licensed Intellectual Property” or “Licensed IP” means on a Candidate Product-by-Candidate Product basis, any and all Intellectual Property (which during the Research Program Term includes the Product IP), that is: (a) [***]. For clarity, following the Research Program Term, the Licensed IP shall in all cases exclude any Intellectual Property that would otherwise be Product IP under this Agreement.

1.44	“Licensed Patent Rights” has the meaning set forth in Section 7.3.2.

1.45	“Milestone Event” has the meaning set forth in Section 4.4.

1.46	“Milestone Payment” has the meaning set forth in Section 4.4.

1.47	“Net Sales” means, [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

CONFIDENTIAL

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(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

[***]

[***]

[***]

[***]

[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

[***]

[***].

1.48	“New Invention” means any Invention that is made, conceived or otherwise generated: (a) in the course of the Research Work Plan, or (b) on a Product-by-Product basis in the course of research and development performed by, for or with a Party during the Development Period on the Product and/or the relevant Target.

1.49	“Orange Book” has the meaning set forth in Section 7.4.6.

1.50	“Paragraph IV Certification” has the meaning set forth in Section 7.4.7.

1.51	“Paragraph IV Proceeding” has the meaning set forth in Section 7.4.7(b).

CONFIDENTIAL

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1.52	“Patent Rights” means any and all (i) patents, (ii) patent applications, including all provisional and non-provisional applications, foreign patent applications, patent cooperation treaty (PCT) applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patent rights granted thereon, (iii) all patents-of-addition, reissues, re-examinations and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates and equivalents thereof, (iv) inventor’s certificates, letters patent, or (v) any other substantially equivalent form of government issued right substantially similar to any of the foregoing described in subsections (i) through (iv) above.

1.53	“Patent Term Extension” has the meaning set forth in Section 7.4.5.

1.54	“Phase I Clinical Trial” means a human clinical trial conducted in any country that meets the requirements of 21 CFR § 312.21(a) or the non-United States equivalent thereof. By way of example and not limitation, a Phase I Clinical Trial is usually performed as a single or multiple dose clinical study in healthy volunteers or patients to assess specific administration, distribution, metabolism, excretion (ADME), safety and tolerability, bioavailability/bioequivalence or exploratory efficacy (in the sense of demonstrating “proof-of-principle”) of an investigational drug, and the emphasis in Phase I is usually on safety and tolerability and it is typically used to plan patient dosing in Phase II clinical studies. For clarity, a Phase I Clinical Trial may also represent the initial phase of a combined Phase Ib/II clinical study.

1.55	“Phase II Clinical Trial” means a human clinical trial conducted in any country that meets the requirements of 21 CFR § 312.21(b) or the non-United States equivalent thereof. By way of example and not limitation, a Phase II Clinical Trial is usually a well-controlled clinical study in patients designed to assess early efficacy (“proof-of-concept”) or to gain dose-ranging information about an investigational drug, along with product safety data. For clarity, a Phase II Clinical Trial may also represent the second part of a combined Phase Ib/II clinical study or the initial part of a combined Phase II/III clinical study.

1.56	“Phase III Clinical Trial” means a human clinical trial conducted in any country that meets the requirements of 21 CFR § 312.21(c) or the non-United States equivalent thereof. By way of example and not limitation, a Phase III Clinical Trial is a large scale clinical study (usually several hundreds of patients) performed after preliminary evidence suggesting effectiveness of the drug has been obtained in Phase II clinical studies, and it is intended to gather the pivotal information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the drug and, along with other clinical trials, to provide an adequate basis for Regulatory Approval. For clarity, a Phase III Clinical Trial may also represent the second part of a combined Phase II/III clinical study.

1.57	“Product(s)” means [***].

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1.58	“Product IP” means, [***]

(a)	[***]

(b)	[***]

[***]

[***].

1.59	“Product Patent Rights” has the meaning set forth in Section 7.3.3.

1.60	“Recognized Agent” means any Third Party who distributes products directly to customers in countries where BOEHRINGER has no Affiliate or Sublicensee

1.61	“Regulatory Approval” means (a) the technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of NDAs and labeling approvals), and, if applicable, (b) any necessary pricing and/or reimbursement authorizations and approvals, of any Regulatory Authority in a country, necessary for the manufacture, use, storage, import, marketing and sale of Product in such country.

1.62	“Regulatory Authority” means (i) any governmental authority, notified bodies or other organization in a country or region that regulates the manufacture or sale of pharmaceutical or medicinal products or medical devices, including, without limitation, the United States Food and Drug Administration (the “USFDA” or “FDA”), and the European Medicines Agency (“EMA”), and any successors thereto and (ii) any other relevant bodies authorized by Applicable Law to review or otherwise exercise oversight over marketing authorization applications, other regulatory filings or regulatory approvals.

1.63	“Reimbursement Payments” has the meaning set forth in Section 9.2.4.

1.64	“Research Program” means, on a Target-by-Target basis, the discovery activities undertaken by the Parties for each Target as set forth in Article 2 and the Research Work Plan attached as APPENDIX 1.

1.65	“Research Program Term” has the meaning set forth in Section 2.5.

1.66	“Research Work Plan” means the written summary of the specific research activities to be conducted by both Parties and corresponding criteria for Candidate Product advancement attached hereto as APPENDIX 1.

1.67	“Results” means on a Candidate Product-by-Candidate Product and where applicable a Product-by-Product basis, all results, information, data, presentations, summaries and analyses that are generated pursuant to or prepared as a result of, or in connection with the conduct of the Research Program, including such Candidate Products as well as the composition, production and purification details thereof.

1.68	“Royalty Term” has the meaning set forth in Section 4.7.

1.69	“Start of Development” or “SoD” means [***].

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1.70	“Sublicensees” means any Third Party, including [***] to whom [***] grants (i) a sublicense hereunder to further develop or commercialize Products; or (ii) otherwise grant a right to promote, distribute and sell Products, but excluding service providers, clinical research organizations, manufacturers, wholesalers and other distributors.

1.71	“Target” means the specific target [***] and up to one additional target selected by BOEHRINGER in accordance with Section 2.2 and cleared through an independent Third Party gatekeeper as being available for any and all uses.

1.72	“Term” has the meaning set forth in Section 10.1.

1.73	“Territory” means all of the countries in the world, and their territories and possessions.

1.74	“Third Party” means any person or entity other than BOEHRINGER or DICERNA or their respective Affiliates.

1.75	“Third Party Claim” shall have the meaning as set forth in Section 9.4.

1.76	“Valid Claim” means, [***].

1.77	“VAT” shall mean (i) any Tax imposed in compliance with the EU Council Directive of 28 November 2006 on the common system of value added tax (Directive 2006/112/EC) and (ii) any other Tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in paragraph (i) above, or imposed elsewhere; in all cases of (i) or (ii) above, including any additions for late payments (Säumniszuschläge) and interest (Zinsen) as well as secondary liabilities in relation thereto.

2.    SUBJECT OF THE AGREEMENT

2.1	Subject of Agreement. The Parties agree to engage in the Research Program to develop Candidate Products directed to Targets as further described in the Research Work Plan. DICERNA will be responsible for the discovery and initial profiling of the Candidate Products, including but not limited to [***] in accordance with the Research Work Plan achieving the Candidate Product Criteria. BOEHRINGER will be responsible for selecting the Candidate Products and to move forward in accordance with the Development Plan to perform [***]. Resources shall be allocated in accordance with the Research Work Plan and Development Plan and the agreed upon estimated timelines.

2.2	Additional Target Option. [***]

(i)	develop and agree to a Research Work Plan for the additional target,

(ii)	agree to the budget for costs and expenses associated with the Research Work Plan, and

(iii)	[***].

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Upon completion of the activities according to Section 2.2(i) – (iii) above and after mutual agreement of the Research Work Plan and financial terms for the additional target, the additional Target Option fee pursuant to Section 4.3 below shall be due. Upon payment of the additional Target Option fee, such target shall become a Target under this Agreement. For the avoidance of doubt, it is understood and agreed by the Parties that for such additional target no upfront payment and only the Target Option fee pursuant to Section 4.3 will be paid by BOEHRINGER to DICERNA.

2.3	DICERNA Support. The Parties understand that it may be necessary for BOEHRINGER from time to time to seek guidance from DICERNA during the [***].

2.4	Research Work Plan. The Research Program shall be conducted by the Parties in accordance with the Research Work Plan attached hereto as APPENDIX 1. The Parties may update and amend the Research Work Plan from time to time by mutual written agreement.

2.5	Research Program Term. The Research Program shall be performed, on a Candidate Product-by-Candidate Product basis, during the period commencing [***] following the Effective Date and expiring upon Start of Development for such Candidate Product, unless (i) extended by BOEHRINGER and agreed to by DICERNA, or (ii) earlier terminated as provided in Article 10 of this Agreement (the “Research Program Term”).

2.6	Development Period. [***].

3.    REGULARITIES

3.1	Research Program Leader. The BOEHRINGER Research Program leader and the DICERNA Research Program leader shall be listed in APPENDIX 3 – Title: “Contact List”.

The BOEHRINGER and DICERNA Research Program leader will serve as the day-to-day contact point between the Parties with respect to the Research Program and will be responsible for (i) facilitating the flow of information and otherwise promoting communication of the day-to-day work for the Research Program, (ii) coordinating all work to be conducted under the Research Program, (iii) all scientific and technical questions addressed by one Party to the other Party. The BOEHRINGER and DICERNA Research Program leaders shall conduct regular telephone conferences [***] as deemed necessary or appropriate, to exchange informal information regarding the progress of each research project under and according to the Research Work Plan for the Research Program Term.

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3.2	Change in Research Program Leader. The Parties may change the person designated as Research Program leader upon written notice (email suffices) to the other Party, provided the new Research Program leader is suitably qualified.

3.3	Governance

3.3.1	Implementation of Joint Research Committee. The Research Program shall be conducted under the direction of a Joint Research Steering Committee. [***] Meeting dates will be defined after mutual agreement by both Parties.

3.3.2	Responsibilities. [***]

(a)	[***]

(b)	[***]

(c)	[***]

[***].

3.3.3	Decision Making Authority. [***].

3.3.4	Effects of Change of Control. In case of a Change of Control and to the extent the Agreement is not terminated by BOEHRINGER pursuant to Section 10.3 below, [***].

4.    PAYMENTS AND ROYALTIES

4.1	One-time Upfront Payment. BOEHRINGER shall pay to DICERNA, after the Effective Date and receipt by BOEHRINGER of a hardcopy original of the Agreement signed by DICERNA and within thirty (30) days following receipt of a corresponding Invoice, a one-time, non-refundable, non-reimbursable and non-creditable upfront payment of 10,000,000 US dollars (US$ ten million).

4.2	Ancillary Expenses. During the Research Program Term, BOEHRINGER shall reimburse DICERNA, on a non-refundable, non-reimbursable and non-creditable basis, the direct materials and third party expenses that have been agreed upon and included in the Research Work Plan up to an amount of [***] within [***] following receipt of a corresponding Invoice.

4.3	Additional Target Option Fee. Upon exercise of the Target Option according to Section 2.2 above, BOEHRINGER shall pay to DICERNA, a one-time non-refundable, non-reimbursable and non-creditable payment of [***].

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4.4	Milestone Payments. BOEHRINGER shall make one-off non-refundable milestone payments (each, a “Milestone Payment”) to DICERNA upon the occurrence of each of the milestones events (each, a “Milestone Event”) as set forth below in this Section 4.4. [***].

4.4.1	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.2	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.3	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.4	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.5	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.6	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.7	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.8	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.9	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.10	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.11	BOEHRINGER shall pay to DICERNA a Milestone Payment in the amount of [***].

4.4.12	For the avoidance of doubt, each of the Milestone Payments under Sections 4.4.9 – 4.4.11 above (the “Sales Milestone Payments”) shall be payable only one time, for the first Calendar Year in which the corresponding Milestone Event (the “Sales Milestone Event”) is achieved, [***].

[***].

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4.5	Royalties. As further consideration for the rights granted by DICERNA to BOEHRINGER hereunder BOEHRINGER shall pay to DICERNA the following royalties on aggregate annual Net Sales [***] in the amount set forth below.

4.5.1	[***] on the portion of the aggregate annual Net Sales [***];

4.5.2	[***] on the portion of the aggregate annual Net Sales [***];

4.5.3	[***] on the portion of the aggregate annual Net Sales [***]; and

4.5.4	[***] on the portion of the aggregate annual Net Sales [***].

4.6	Royalty Basis. The royalties under Section 4.5 above shall be calculated on the basis of the aggregated annual Net Sales, which in their turn shall be calculated [***]. Royalties will be payable [***] and any such payments shall be made within [***] during which the applicable Net Sales of Products occurred.

4.7	Royalty Term. BOEHRINGER’s obligation to pay royalties shall begin, [***], and shall expire, [***] or (ii) [***] (the “Royalty Term”). Upon expiration of the Royalty Term for a Product [***].

4.8	Currency Conversion. All royalties shall be payable in full in US dollars. Any sales of Products incurred in a currency other than US dollars shall be converted to the US dollars equivalent using a rate of exchange that corresponds to the rate used by whichever of BOEHRINGER or any of its Affiliates or Sublicensees recorded such receipt or expenditure, for the respective reporting period, related to recording such Net Sales or expenses in its books and records that are maintained in accordance with Accounting Standards. If such party is not required to perform such currency conversion for its Accounting Standards reporting with respect to the applicable period, then for such period such party shall convert its amounts received and expenses incurred into US dollars using exchange rates published by the European Central Bank (ECB), Frankfurt, Germany. Any royalty amount shall be calculated based upon the US dollar equivalent calculated

4.9	Royalty Adjustments for Generic Competition. Royalties shall be reduced by [***] on a [***] in any Calendar Quarter in which there is Generic Competition.

4.10	Royalty Adjustments: 3rd Party Royalties Offset. In the event that BOEHRINGER, in order to develop and/or commercialize a Product in any country or territory, is required to make royalty payments to one or more Third Parties to obtain a license under their patent rights or technologies in the absence of which the Product could not legally be developed, manufactured or sold in such country or territory, then royalties due to DICERNA for the respective Product shall be reduced by [***] of the amount of such Third Party royalty payments.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.11	Royalty Adjustments: No Valid Claim. During the applicable Royalty Term, if a Product is sold in a country or territory, and the composition of matter of such Product is not Covered by a Valid Claim of any Product Patent Right Covering the composition of matter of such Product in such country or territory at the time of sale, then the royalty rate for such Product in such country shall be reduced by [***] of the applicable rate determined pursuant to Section 4.5 above.

4.12	Maximum Royalty Adjustments. For clarity, in no event shall the royalties payable to DICERNA in a country or territory, as reduced by Sections 4.9—4.11 above be reduced to less than [***] of annual Net Sales of a Product.

4.13	Due Date Royalty Payments. Royalty payments on Net Sales of a Product in a Calendar Quarter shall be due and payable within, as applicable, either: [***].

4.14	Late Payments. If BOEHRINGER fails to pay any payment due under this Agreement as provided herein on or before the date such payment is due, then such late payment will bear interest, to the extent permitted by Applicable Law, at an annual rate of [***] which applied on the due date effective for the first date on which payment was delinquent and calculated for the exact number of days in the interest period based on a year of three hundred sixty (360) days (actual/360). If the [***] is no longer published, the Parties will agree upon another internationally recognized rate which has historically been substantially equivalent to the [***] and utilize such rate retroactively to such time as the rate was no longer available.

4.15	Taxes. All payments under or in connection with this Agreement shall be inclusive of any Taxes and each Party shall be responsible for and shall bear, pay or set-off its own Taxes assessed by a tax or other authority except as otherwise set forth in this Agreement. “Taxes” shall mean all forms of preliminary or finally imposed taxation, domestic and foreign taxes, fees, levies, duties and other assessments or charges of whatever kind (including but not limited to sales, use, excise, stamp, transfer, property, value added, goods and services, withholding and franchise taxes) together with any interest, penalties or additions payable in connection with such taxes, fees, levies duties and other assessments or charges.

4.16	Value added Tax. All payments due to the terms of this agreement are expressed to be exclusive of value added tax (VAT) or similar indirect taxes (e.g. goods and service tax). VAT/indirect taxes shall be deducted against the payments due to the terms if legally applicable. Invoices shall be made as specified in APPENDIX 4 – Title: “Requirements for invoice”, which shall be modified in the event of a change in the applicable legal requirements.

4.17	Billability of VAT. The VAT amounts of invoices received by one Party are not billable to the other Party as far as the first Party has an input VAT deduction, i.e. is able to receive a refund by the competent authority. If VAT is not refundable because of legal restrictions, which are not caused by the first Party, the VAT amounts are billable to the other Party. Prior to the invoicing of the aforementioned billable amounts written approval by the other Party is mandatory. Legal restrictions which are caused by the first Party and lead to a non-billable amount shall be the following but not limited to (i) missing of a limitation period or (ii) inaccurate documents in order to receive the input VAT deduction.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.18	Withholding Taxes. If the Applicable Law requires withholding by BOEHRINGER and/or its Affiliates of any taxes imposed upon DICERNA and/or its Affiliates on account of any royalties and other payments paid under this Agreement to benefit of DICERNA and/or its Affiliates, such taxes shall be retained by BOEHRINGER and/or its Affiliates as required by local law from such remittable royalty and other payment and shall be remitted by BOEHRINGER and/or its Affiliates to the proper tax authorities without undue delay on account of DICERNA and/or its Affiliates. Official receipts of payment of any retained local withholding tax shall be secured and sent by BOEHRINGER and/or its Affiliates to DICERNA and/or its Affiliates as evidence of such payment only on request by DICERNA. The Parties shall cooperate and exercise their best efforts to ensure that any withholding taxes imposed on DICERNA and/or its Affiliates are reduced as far as possible under the provisions of any relevant double tax treaty; in particular, BOEHRINGER and/or its Affiliates shall support DICERNA in DICERNA’s application for an exemption certificate (Freistellungsbescheinigung) pursuant to sec. 50d of the German Income Tax Act (Einkommensteuergesetz), which provides for full exemption from German withholding tax. For the avoidance of doubt, such support does not include any tax advice from BOEHRINGER. Withholding taxes retained by BOEHRINGER and/or its Affiliates and paid to the proper German/local tax authorities as well as any refund of retained and paid local withholding taxes from the German/local tax authorities in favour of DICERNA are paid in local/German currency (Local currency/EUR). Any effect by currency conversion is for the benefit or burden of DICERNA and/or its Affiliates. The Parties agree that the principles of Section 4.8 shall apply in determining the currency conversion rate for determining the amount to be withheld, if any, from any payment. Notwithstanding the foregoing, the Parties acknowledge and agree that under Applicable Law as of the date hereof, no amounts shall be withheld in respect of royalties or other amounts required to be paid by BOEHRINGER to DICERNA and/or its Affiliates pursuant to this Agreement provided that DICERNA or, if applicable, its respective US-based Affiliates qualify for benefits under the United States-Germany double tax treaty and have received a valid exemption certificate.

4.19	Payment Method. All payments to be made between the Parties under this Agreement shall be made in US dollars and may be paid by wire transfer, or electronic funds transfer in immediately available funds to a bank account designated by DICERNA or BOEHRINGER, as applicable.

4.20	Financial Audit. [***].

4.21	Reports and Payments. Within [***] following the end of each Calendar Quarter, BOEHRINGER shall submit to DICERNA a written report of Net Sales of Products sold by or on behalf of BOEHRINGER, its Affiliates and Sublicensees during a Calendar Quarter in each country of the Territory in sufficient detail to permit confirmation of the accuracy of royalty payments paid. [***] Each Party will provide commercially reasonable assistance, as requested by the other Party, to comply with any applicable reporting requirements.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.22	No Additional Consideration. No additional FTE payments, overhead costs or pass through costs shall be added during the Research Program Term. For clarity, during the [***], DICERNA shall provide FTE support to BOEHRINGER up to [***]. Any additional cost to be incurred by BOEHRINGER must be pre-approved by BOEHRINGER in writing.

5 OBLIGATIONS OF THE PARTIES

5.1	Compliance with Law. DICERNA bears the sole responsibility for and shall procure that all laboratories, rooms and equipment and the conduct of all work to be carried out by DICERNA pursuant to the Research Program, or, if applicable pursuant to the Development Plan, shall comply with the Research Work Plan and Applicable Laws. BOEHRINGER bears the sole responsibility for and shall procure that all manufacture, use, marketing, development and commercialization of any Products shall comply with all Applicable Laws.

5.2	Candidate Products. DICERNA shall deliver to BOEHRINGER Candidate Products that meet the Candidate Product Criteria [***].

5.3	Candidate Product Report. DICERNA shall provide to BOEHRINGER within [***] of the submission to BOEHRINGER of each Candidate Product a report summarizing the Results.

5.4	Diligent Efforts. DICERNA will use diligent efforts to carry out the Research Program, complete the Research Work Plan activities and deliver the Candidate Products within the times agreed upon and set forth in the Research Work Plan, with reasonable care and skill in accordance with all Applicable Laws and the provisions of this Agreement.

5.5	Commercially Reasonable Efforts. [***].

5.6	Qualified Employees. Each Party shall devote the efforts of suitably qualified and trained employees and research assistants capable of carrying out the activities set forth in the Research Work Plan and Development Plan to a professional standard and shall provide all necessary facilities therefore.

5.7	Representations and Warranties of the Parties. Each Party represents and warrants to the other Party that, as of the Effective Date:

5.7.1	it is validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has the full right, power and authority to enter into this Agreement, conduct the activities allocated to it under this Agreement, grant the licenses and assign the rights under this Agreement and disclose such information and Know-How that is disclosed in performance of its obligations under this Agreement;

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.7.2	this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Applicable Law of any court, governmental body or administrative or other agency having jurisdiction over it;

5.7.3	neither it, nor any of its Affiliates are party to any agreements, oral or written, that conflict with its obligations under this Agreement;

5.7.4	neither it, nor any of its Affiliates, is a party to or otherwise bound by any oral or written contract or agreement that shall result in any person or entity obtaining any interest in, or that would give to any entity or person any right to assert any claim in or with respect to, any of BOEHRINGER’s rights granted under this Agreement;

5.7.5	it has not been debarred under the US Generic Drug Enforcement Act; and

5.7.6	all of the Parties’ personnel (including but not limited to all employees, agents or consultants hired by a Party and any person or entity performing work on a Party’s behalf) who are involved in the Research Program or in the development of any Candidate Product or Product under this Agreement are, or when hired will be, under a written agreement whereby they have presently assigned to BOEHRINGER, or DICERNA, as applicable, any right they may have in any New Invention under this Agreement.

5.8	Representations and Warranties of DICERNA. DICERNA represents and warrants to BOEHRINGER that, as of the Effective Date:

5.8.1	DICERNA is the sole and exclusive owner of, or Controls, the DICERNA GalXC Technology, the Licensed Intellectual Property, and the Background Intellectual Property licensed by DICERNA to BOEHRINGER under this Agreement;

5.8.2	It has the necessary rights to the Background Intellectual Property, Licensed Intellectual Property and the DICERNA GalXC Technology licensed to BOEHRINGER under this Agreement to conduct the Research Program in the manner contemplated under the Research Work Plan;

5.8.3

Neither DICERNA nor any Affiliate have previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the DICERNA GalXC Technology, the Licensed Intellectual Property, and the Background Intellectual Property in a manner that would prevent (i) DICERNA

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

from performing the activities under the Research Program in accordance with the Research Work Plan, and/or assigning and granting the rights to BOEHRINGER pursuant to this Agreement; (ii) BOEHRINGER or its Affiliates, subcontractors and Sublicensees from researching, developing, manufacturing and/or commercializing Products for the Target and/or from exploiting its rights and licenses granted or assigned hereunder;

5.8.4	[***], there are no claims, judgments or settlements pending with respect to the Background Intellectual Property, Licensed Intellectual Property or the DICERNA GalXC Technology licensed by DICERNA to BOEHRINGER under this Agreement and DICERNA has not received notice that any such other claims, judgments or settlements are threatened;

5.8.5	All information disclosed to BOEHRINGER by DICERNA relating to the DICERNA GalXC Technology, the DICERNA Background Intellectual Property, [***] and the materials and methods to be employed by DICERNA in the execution of the Research Work Plan and this Agreement is, at the time of disclosure, complete and accurate;

5.8.6	It is entitled to grant the licenses and assign the rights according to Article 7 below to BOEHRINGER, and that it has taken all appropriate measures (including but not limited to having appropriate agreements in place with any person or contractor involved in the Research Program) under all Applicable Laws (including the claim of any inventions made by its employees, if necessary);

5.8.7	Other than the Intellectual Property that is licensed or assigned by DICERNA to BOEHRINGER in this Agreement, DICERNA is not aware, and has not received any notice [***], of any Intellectual Property (including any Intellectual Property Controlled by a Third Party) that would be infringed, either by BOEHRINGER or by DICERNA, in the course of conducting the Research Program.

In the event any representation or warranty is determined to be untrue or inaccurate as [***].

5.9	Debarment Notice. Each Party agrees that it will not knowingly employ any person that has been debarred under 21 U.S.C. Section 335a to perform any services under this Agreement. If at any time a Party becomes aware that it or any person performing work under this Agreement is or will be debarred under 21 U.S.C. Section 335a, then such Party shall immediately notify the other Party of such fact.

5.10

Exclusivity. On a Target-by-Target basis, DICERNA shall work exclusively with BOEHRINGER and with no other party, even as to DICERNA, from the Effective Date of this Agreement until the end of the [***] with respect to such Target [***] (the “Exclusivity Period”), subject to Section 5.12. For the avoidance of doubt, the upfront payment according to Section 4.1 above reserves BOEHRINGER’s exclusive right to the [***] Target during the applicable Exclusivity Period and the Target Option exercise fee

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

according to Section 4.3 above reserves BOEHRINGER’s exclusive right to the additional Target during its applicable Exclusivity Period. DICERNA is prohibited from working on the Target(s) themselves or with any Third Party on the same Target(s) during the applicable Exclusivity Period.

5.11	Evaluation Period. On a Candidate Product-by-Candidate Product basis, BOEHRINGER shall, after receiving the reports for the Candidate Products from DICERNA for the respective Target in accordance with Section 5.3 above, further assess the Candidate Products for selection to become Products in accordance with the respective evaluation plan including reasonable timelines for selection until the decision by BOEHRINGER to initiate [***] is made for such Candidate Product, provided that any such evaluation period shall not exceed [***] (the “Evaluation Period”). BOEHRINGER will bear the costs of the evaluation during the Evaluation Period, including without limitation reimbursement for DICERNA FTEs that exceed [***] per annum. Any additional costs to be incurred by BOEHRINGER must be pre-approved in writing.

5.12	End of Exclusivity. On a Target-by-Target basis, if [***], (a) DICERNA shall be deemed to be released from the Target exclusivity under Section 5.10 above (i.e., DICERNA can work alone or with any other Third Party on the released Target), (b) such unselected Candidate Product shall no longer be deemed to be a Candidate Product and shall not be subject to this Agreement, (c) [***], and (d) such Target shall no longer be deemed to be a Target and shall not be subject to this Agreement.

5.13	DISCLAIMER OF WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN PARTICULAR, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY THAT THE CANDIDATE PRODUCTS OR PRODUCT(S) WILL BE SUCCESSFULLY DEVELOPED HEREUNDER.

5.14	Customs.

5.14.1	Both Parties hereby agree that DICERNA will not ship any Candidate Products, without the prior written request by BOEHRINGER. BOEHRINGER will request such Candidate Products through a purchase order which will outline the specific amount and price assigned to the Candidate Product as agreed between the Parties.

5.14.2	DICERNA hereby agrees to monitor total Candidate Product synthesis/production and shipment for each Candidate Product under the Agreement on a yearly basis. DICERNA shall share such data by sending it to BOEHRINGER [***] of the beginning of each Calendar Year to document the shipments during the previous Calendar Year. Such documentation shall include shipments by Third Parties to BOEHRINGER on behalf of DICERNA.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.14.3	To enable BOEHRINGER to perform material synthesis/production during the Development Period, DICERNA agrees to transfer the synthesis/production protocols and, in case of biological material, cell banks, of all Products to BI in accordance with a technology transfer plan agreed by the Parties [***] for a Product.

5.14.4	DICERNA agrees to collaborate with BOEHRINGER on determining the potential of DICERNA becoming an approved exporter in a country that has a reciprocal preferential trade agreement with the EU in place and therefore all Candidate Products meet preferential origin status.

5.14.5	DICERNA hereby declares that the Candidate Products referred to in this Agreement is/are originated from the home country of DICERNA and correspond and fulfill the rules of origin for preferential trade with the EU. DICERNA shall undertake to make available to the BOEHRINGER any additional documents required by the relevant customs authorities to prove this.

5.14.6	DICERNA undertakes to provide legal authorizations for the issue of preference certificates, in particular the status of the authorized exporter of Products under EU free trade agreements or a comparable status in other EU preferential agreements (for example, the status as a registered exporter in the general preferential system (GSP)) and ensure the correct exercise of the obligations resulting from the granting of the respective status

5.14.7	Solely to the extent necessary to comply with Applicable Law, following expiration or termination of this Agreement, DICERNA shall continue to reasonably support BOEHRINGER in matters related to taxes and customs compliance at BOEHRINGER’s cost and expense.

6 CONFIDENTIALITY

6.1	Confidential Information. “Confidential Information” means all non-public Know-How or other information, including proprietary materials or information, disclosed by or on behalf of a Party (the “Disclosing Party”) to the other Party or its permitted recipients (the “Receiving Party”) prior to, on or after the Effective Date, whether or not patentable and whether or not disclosed in written, oral or electronic form or otherwise observed by the Receiving Party. It is understood and agreed by the Parties that:

6.1.1	The terms and conditions of this Agreement will be considered Confidential Information of both Parties and kept confidential by each of the Parties as set forth in this Article 6.

6.1.2	GalXC Foreground IP is Confidential Information of DICERNA.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.1.3	The Licensed Intellectual Property (other than the Product IP and Results, the treatment of which are set forth in Section 6.1.4) shall be Confidential Information of DICERNA.

6.1.4	The Product IP and Results for a particular Candidate Product (including Product IP and Results for any Product that contains or incorporates such Candidate Product) shall be Confidential Information of both Parties during the Research Program Term and shall remain Confidential Information of both Parties unless and until there is [***], whereupon the Product IP and Results for such Candidate Product shall be and shall remain Confidential Information of BOEHRINGER. The foregoing notwithstanding, in the event that Product IP and Results are assigned back to DICERNA upon termination, abandonment or release as set forth in this Agreement, such Product IP and Results thereafter shall be Confidential Information of DICERNA.

6.2	Non-Disclosure and Non-Use Obligation. Except as otherwise expressly set forth herein, the Receiving Party shall keep the Confidential Information of the Disclosing Party confidential and shall not (i) disclose such Confidential Information to any person or entity without the prior written approval of the Disclosing Party, except to its employees, Affiliates, Sublicensees and contractors, all of whom will be similarly bound by the provisions of this Article 6 and for whom the Disclosing Party will be responsible, or (ii) use such Confidential Information for any purpose other than for the purposes contemplated by this Agreement.

6.3	Return of Confidential Information. The Receiving Party agrees and binds itself upon expiry or termination of this Agreement, to return all Confidential Information to the Disclosing Party, provided, however, one (1) copy may be retained and stored solely for the purpose of determining its obligations under this Agreement, provided that the non-disclosure and non-use obligation under this Article 6 shall continue to apply to any such copies.

6.4	Exemption. These confidentiality and non-use obligations do not apply to: (i) information already in the possession of the Receiving Party prior to its disclosure by the Disclosing Party as evidenced by written records, (ii) information which comes into the public domain by publication or otherwise through no breach of the obligations of confidentiality and non-use hereunder by the Receiving Party, including with respect to Section 8.1, (iii) information which has been disclosed to the Receiving Party from another source free from any obligation of confidentiality and which was not directly or indirectly obtained from the Disclosing Party, or (iv) information which is developed independently by the Receiving Party without use of or reliance upon the Confidential Information provided by the Receiving Party. For the avoidance of doubt and notwithstanding Section 6.3 (i) and (iv) above, with respect to DICERNA’s obligations, the confidentiality and non-use obligations under this Article 6 shall apply to any information exclusively related to the Candidate Products.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.5	Permitted Disclosures. In addition to the exceptions contained in Sections 6.2 and 6.4, the Receiving Party may disclose Confidential Information of the Disclosing Party:

6.5.1	To the extent such disclosure is required to be disclosed under law, regulation, or the order of a court of competent jurisdiction, provided, that the Receiving Party promptly notifies the Disclosing Party of such obligation beforehand and the information to be disclosed and fully cooperates with the Disclosing Party, if so requested, in maintaining the confidentiality of such information by applying for a protective order or any similar legal instrument. In any event, the compelled Receiving Party shall only disclose such Confidential Information to the extent required under Applicable Law and shall continue to treat such information as Confidential Information for all other purposes under this Agreement.

6.5.2	To the extent such disclosure is reasonably necessary to file or prosecute patent applications or regulatory filings as contemplated by this Agreement so long as there is [***] prior written notice before filing.

6.5.3	To exercise its rights and perform its obligations hereunder, provided that such disclosure is covered by terms of confidentiality and non-use at least as restrictive as those set forth herein.

6.6	Disclosure of Agreement. Either Party may disclose the terms of this Agreement (a) to the extent required or advisable to comply with the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory, (b) in connection with a prospective acquisition, merger or financing for such Party, to prospective acquirers or merger candidates or to existing or potential investors or financing sources and (c) to any sublicensee, collaborator or potential sublicensee or potential collaborator of such Party, provided that, in the case of clause (b) or (c), prior to such disclosure each such candidate, investor or financing source shall agree in writing to be bound by obligations of confidentiality and non-use no less protective of the Disclosing Party than those set forth in this Article 6.

6.7	Encryption Technology. The Receiving Party undertakes to protect Confidential Information (including but not limited to patent-relevant, scientific or technical information) against unauthorized access by third parties. If Confidential Information is communicated via Internet Mail, use of Internet Mail Encryption Technology is compulsory (for direct communication between the Parties, BOEHRINGER provides for a suitable technology at http://guides.boehringer-ingelheim.com free of charge).

6.8	Use of Name and Logo. Subject to Section 8.2, neither DICERNA nor BOEHRINGER shall use the other Party’s or its Affiliates’ name or logo in any label, press release or product advertising, or for any other promotional purpose, without first obtaining the other Party’s written consent.

CONFIDENTIAL

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.9	Engaging Individuals. Each Party undertakes that all individuals engaged in or dealing with the activities contemplated by this Agreement (including but not limited to, students, research assistants, etc.) are contractually bound to the same or at least as protective of the Disclosing Party as the obligations of confidentiality and non-use set forth in this Article 6 before being engaged or involved in such activities.

6.10	Restrictions on Material Non-Public Information. Each Party acknowledges that it is aware that the United States securities laws prohibit certain persons or entities who have received material, non-public information with respect to a public company from purchasing or selling securities of that public company and from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities. Each Party acknowledges that it is familiar with the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”); and agrees that it will neither use, nor cause or permit any person to use, any Confidential Information in contravention of the 1934 Act, including Rule l0b-5 and Rule 14e-3 thereunder, or other applicable securities laws.

6.11	Survival. This Article 6 shall survive the expiry or termination of this Agreement and shall remain in full force and effect for [***] after the expiry or termination of this Agreement.

7. INTELLECTUAL PROPERTY

7.1	Ownership.

7.1.1	Background IP. With the exception of Product IP assigned to BOEHRINGER under Section 7.1.3 or assigned back to DICERNA under this Agreement, each Party shall be and shall remain the owner of any Intellectual Property that was developed [***], which a Party provides to the other Party for use in the Research Program or during the Development Period (“Background Intellectual Property”) and this Agreement shall not affect the ownership of any Background Intellectual Property.

7.1.2	GalXC Foreground IP. BOEHRINGER hereby agrees and acknowledges that notwithstanding anything to the contrary in this Agreement, any and all GalXC Foreground IP shall be exclusively owned by DICERNA. [***].

7.1.3	Product IP. Upon [***], if applicable, DICERNA hereby, on a Target-by-Target basis, transfers and assigns, and agrees to transfer and assign, effective [***], to BOEHRINGER DICERNA’s [***] It is understood by the Parties that in the event BOEHRINGER decides to ultimately and completely abandon the development of the Product and notifies DICERNA of the same, BOEHRINGER hereby, upon such notification, transfers and assigns, and agrees to transfer and assign, effective [***], to DICERNA all of [***] and the provisions of Sections 7.3 (other than Section 7.3.4) and 7.4 of this Agreement shall no longer apply with respect to such Product IP.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.1.4	BOEHRINGER Product IP. It is understood and agreed by the Parties that, on a Candidate Product-by-Candidate Product basis, any Intellectual Property (including but not limited to Patent Rights) which relates specifically to [***] (“BOEHRINGER Product IP”) shall be and shall remain the sole and exclusive property of BOEHRINGER, even if BOEHRINGER decides to ultimately and completely abandon development of the relevant Product(s).

7.1.5	Disclosure of Inventions by Personnel. [***].

7.1.6	Execution and Assignment. Each Party further agrees that it shall, upon request of the other Party and at the other Party’s cost and expense, [***] in order to confirm assignment and convey to the requesting Party the sole and exclusive right, title and interest in and to such Intellectual Property and/or any applications for intellectual property rights (including without limitation Patent Rights) thereon.

7.2	Licenses

7.2.1	Research License. Each Party grants the other Party and its Affiliates during the Research Program Term and Development Period, a royalty free, non-exclusive, worldwide license to use its Background Intellectual Property only for the purpose of carrying out the Research Program and the Development Plan.

7.2.2	Candidate Product License. During the Research Program Term and Development Period, DICERNA shall grant and hereby grants to BOEHRINGER and its Affiliates, [***] a [***] license [***] under DICERNA’s rights in the Results, the Licensed Intellectual Property, and the Product IP (to the extent that such Product IP has not been already assigned to BOEHRINGER pursuant to Section 7.1.3 and until such assignment of such Product IP to BOEHRINGER). The license granted under this Section 7.2.2 shall be and is solely limited to the carrying out of [***].

7.2.3	Product License. DICERNA shall grant and hereby grants to BOEHRINGER and its Affiliates, on a Product-by-Product basis, effective upon [***] for such Product, a [***] license, [***] under DICERNA’s rights (i) in the Results and (ii) the Licensed Intellectual Property to [***].

7.2.4	Sublicensing. Neither Party may grant any sublicense to use the other Party’s Background Intellectual Property under Section 7.2.1, except that [***].

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.2.5	No Implied Licenses. Except as expressly provided in this Agreement, neither Party shall be deemed to have granted the other Party any license or other right with respect to any Intellectual Property of such Party.

7.3	Patent Prosecution and Maintenance.

7.3.1	GalXC Foreground IP. DICERNA shall prosecute, defend and maintain Patent Rights which are part of the GalXC Foreground IP (“GalXC Foreground Patent Rights”), and shall be responsible and pay all future costs and expenses incurred for the preparation, filing, prosecution, issuance and maintenance of such Patent Rights. DICERNA shall [***] inform BOEHRINGER regarding the filing, prosecution, defense and maintenance of the GalXC Foreground Patent Rights, and shall afford BOEHRINGER a [***] to review and comment on[***]for any GalXC Foreground Patent Right [***] in connection with any GalXC Foreground Patent Right.

7.3.2	Licensed Patent Rights. DICERNA shall have the right (but not the obligation) to prosecute, defend and maintain Patent Rights which are part of the Licensed IP (“Licensed Patent Rights”), and shall be responsible and pay all future costs and expenses incurred for the preparation, filing, prosecution, issuance, defense and maintenance of the Licensed Patent Rights in the Territory.

7.3.3	Product Patent Rights. Notwithstanding Section 7.3.2, during the Research Program Term, with respect to the Patent Rights constituting or claiming Product IP (“Product Patent Rights”), DICERNA shall:

(a)	[***]

(b)	[***]

(c)	[***]

[***]

[***]

[***].

7.3.4	Reversion. Upon assignment of Product IP back to DICERNA as provided in this Agreement, DICERNA shall have the right (but not the obligation) to prosecute, defend and maintain the Product Patent Rights in such Product IP (which, upon assignment back to DICERNA, shall no longer be deemed to be Product Patent Rights under this Agreement), and DICERNA shall be responsible and pay all future costs and expenses incurred for the preparation, filing, prosecution, issuance and maintenance of such Product Patent Rights.

CONFIDENTIAL

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.4	Patent Enforcement.

7.4.1	Third Party Infringement. During the Term, the Parties shall [***] inform each other [***] of any [***] infringement by any Third Party of a Product Patent Right or Licensed Patent Right (“Infringed Patent”) [***].

7.4.2	Product IP Infringement. During the Term, where the Infringed Patent is a Product Patent Right [***].

7.4.3	Third Party Patent Challenges. The provisions of Section 7.4.2 (Product IP Infringement) shall additionally apply in the case of any objection, opposition or challenge, by a Third Party, to a Product Patent Right [***].

7.4.4	Recoveries. Any amount recovered in any action under this Section 7.4, including any amount recovered in any settlement of such action, shall be for the benefit of BOEHRINGER; provided, however, that any such proceeds actually received by BOEHRINGER shall, on a Product-by-Product basis, be deemed to be gross sales of such Product and that DICERNA shall receive royalties on such imputed gross sales pursuant to Section 4.5. BOEHRINGER shall be entitled to deduct from such gross sales, on a Product-by-Product basis, the costs and expenses actually borne by and not reimbursed to BOEHRINGER in relation to the enforcement and/or defense of the Infringed Patent against Third Parties from the Net Sales of such Product (and where such costs and expenses exceed the proceeds, to carry forward the respective non-deductible costs).

7.4.5	Patent Term Extensions. [***].

7.4.6	Patent Linkage. [***].

7.4.7	Enforcement of Listed Patents. [***]

(a)	[***]

(b)	[***].

8. PUBLICATIONS

8.1	Publication Rights. [***].

8.2	Press Release. The Parties may issue a press release following the execution of this Agreement describing the nature of the collaboration between BOEHRINGER and DICERNA in the form as mutually agreed to by the Parties.

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9. INDEMNIFICATION AND LIABILITY

9.1.	Indemnification by DICERNA. [***] DICERNA shall indemnify, defend, and hold harmless BOEHRINGER, and its Affiliates, and their respective officers, directors, employees, licensees, and their respective successors, heirs and assigns and representatives (the “BOEHRINGER Indemnitees”), from and against any and all damages, losses, suits, proceedings, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind (“Damages”) resulting from Third Party Claims brought against a BOHERINGER Indemnitee, to the extent directly or indirectly arising out of or relating to (i) the negligence, recklessness or wrongful intentional acts or omissions of DICERNA, its Affiliates and/or subcontractors and its respective officers, directors, or employees in connection with DICERNA’s performance of its obligations under this Agreement, (ii) any breach by DICERNA of any obligation, representation, warranty or covenant set forth in this Agreement, and (iii) the failure to comply with any Applicable Laws by DICERNA, its Affiliates, or any of its subcontractors, except in any such case for Damages to the extent reasonably attributable to any BOEHRINGER Indemnitee with respect to any matter for which BOEHRINGER is liable to indemnify DICERNA pursuant to Section 9.3.

9.2.	Alnylam Litigation. DICERNA is (i) the defendant in a trade secret misappropriation lawsuit brought by Alnylam against DICERNA and (ii) the plaintiff in a lawsuit against Alnylam brought in Federal Court (Alnylam Pharmaceuticals, Inc. v. Dicerna Pharmaceuticals, Inc., No. 15-cv-4126-H and Dicerna Pharmaceuticals, Inc. v. Alnylam Pharmaceuticals, Inc., docket number 1:17-cv-11466-DLC), (collectively, the “Alnylam Litigation”). With regard to the Alnylam Litigation, the Parties agree as follows:

9.2.1.	[***].

9.2.2.	[***].

9.2.3.	[***].

9.2.4.	Reimbursement of Payments. In the event of an Adverse Alnylam Litigation Impact, if DICERNA fails to [***] DICERNA shall, upon BOEHRINGER’s request, reimburse BOEHRINGER the Milestone Payments made by BOEHRINGER to DICERNA in accordance with Article 4.4 of this Agreement (the “Reimbursement Payments”). Such Reimbursement Payments shall be made [***] after receipt of a Reimbursement Payment request issued by BOEHRINGER to DICERNA in writing.

9.2.5.	[***].

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.3.	Indemnification by BOEHRINGER. BOEHRINGER shall indemnify, defend, and hold harmless DICERNA and its Affiliates, and its respective officers, governors, employees, licensors, and their respective successors, heirs and assigns and representatives (the “DICERNA Indemnitees”), from and against any and all Damages resulting from Third Party Claims against a DICERNA Indemnitee (including by BOEHRINGER employees), to the extent directly or indirectly arising out of or relating to (i) the negligence, recklessness or wrongful intentional acts or omissions of BOEHRINGER, its Affiliates, and its respective licensees, officers, directors, employees in connection with BOEHRINGER’s performance of its obligations or exercise of its rights under this Agreement, (ii) any breach by BOEHRINGER of any obligation, representation, warranty or covenant set forth in this Agreement, (iii) the failure to comply with any Applicable Laws by BOEHRINGER, its Affiliates, or any of its licensees or subcontractors, (iv) personal injuries related to or arising out of the development or manufacture of a Product by or on behalf of BOEHRINGER or its Affiliates or licensees, (v) any product liability claim related to or arising out of the use of a Product commercialized by or on behalf of BOEHRINGER or its Affiliates, except in any such case for Damages to the extent such Damage is caused by a DICERNA Indemnitee’s negligence or willful misconduct.

9.4.

Notification; Assumption of Defense; Cooperation and Assistance. In the event that a Party seeks indemnification hereunder with respect to a Third Party claim, proceeding or action (a “Third Party Claim”), the Party seeking indemnification (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing of any Third Party Claim in respect of which it intends to claim indemnification under this Article 9.4, provided that any failure to provide the Indemnifying Party with any such notice will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party under this Article 9.4 except to the extent that the ability of the Indemnifying Party to defend such claim is materially prejudiced by the Indemnified Party’s failure to give such notice. The Indemnifying Party shall have the right to assume exclusive control of the defense and settlement of the Third Party Claim with counsel reasonably acceptable to the Indemnified Party [***], subject to the limitations on settlement set forth below. If the Indemnifying Party assumes such defense, the Indemnified Party will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If the Indemnifying Party does not commence actions to assume control of the defense of a Third Party Claim within [***] after the receipt by the Indemnifying Party of the notice required pursuant to this Article 9.4, the Indemnified Party will have the right to defend such claim in such manner as it may deem appropriate at the reasonable cost and expense of the Indemnifying Party. The Indemnified Party shall cooperate as may be reasonably requested in order to ensure the proper and adequate defense of any action, claim or liability covered by this indemnification. The Indemnifying Party may not settle or otherwise dispose of any Third Party Claim without the prior written consent of the Indemnified Party unless such settlement includes only the payment of monetary damages (which are fully paid by the Indemnifying Party), does not impose any injunctive or equitable relief upon the Indemnified Party, does not require any admission or acknowledgment of liability or fault

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

of the Indemnified Party and contains an unconditional release of the Indemnified Party in respect of such Third Party Claim. The Indemnified Party may not settle or otherwise dispose of any Third Party Claim for which the Indemnifying Party may be liable for damages under this Agreement without the prior written consent of the Indemnifying Party.

10. TERM AND TERMINATION

10.1	Term. This Agreement shall commence upon the Effective Date and, if not otherwise terminated earlier pursuant to this Article 10, shall continue in full force and effect until the expiration of the last payment obligation by BOEHRINGER or, if earlier, the date the Evaluation Period expires for the last Candidate Product for all Targets evaluated by BOEHRINGER with BOEHRINGER having selected no Candidate Product to become a Product for a Target (the “Term“).

10.2	Termination for Cause. This Agreement may be terminated in whole or part at any time during the Term of this Agreement by a Party (the “Non-Defaulting Party”):

10.2.1	Upon Default by the other Party (the “Defaulting Party”) which Default remains uncured for [***] measured from the date written notice of such Default is provided to the Defaulting Party. The Non-Defaulting Party shall provide written notice to the Defaulting Party, which notice shall identify the Default, the intent to so terminate and the actions or conduct that it considers would be an acceptable cure of such Default. In case the Defaulting Party disputes the Default under this Article 10.2.1, then the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period shall be resolved in accordance with Section 11.8. If as a result of such arbitration process, it is determined that the alleged Defaulting Party committed a Default and the Defaulting Party does not cure such Default within [***] after the date of such award, (the “Additional Cure Period”), then such termination shall be effective as of the expiration of the Additional Cure Period. If the Parties dispute whether such Default was so cured, either Party alone may request the same arbitrators to determine whether it was so cured, and the Parties shall cooperate to allow such determination to be made within [***] after such request by either Party. Such arbitration proceeding does not suspend any obligations of either Party hereunder, and each Party shall use reasonable efforts to mitigate any damage. If as a result of such arbitration proceeding it is determined that the alleged Defaulting Party did not commit such Default (or such Default was cured in accordance with this Section 10.2.1), then no termination shall be effective, and this Agreement shall continue in full force and effect. Notwithstanding the foregoing, DICERNA shall not have the right to terminate this Agreement for BOEHRINGER’s Default following [***], provided that BOEHRINGER pays DICERNA the amount of such damages that have been awarded by an arbitration proceeding pursuant to Section 11.8.

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.2.2	To the extent permitted by Applicable Laws upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

10.3	Termination by BOEHRINGER for Change of Control. In the event of a Change of Control of DICERNA, BI shall have the right to terminate this Agreement [***] upon [***] prior written notice to DICERNA.

10.4	[***]

10.5	Termination at Will. BOEHRINGER shall be entitled to terminate this Agreement forthwith at its sole discretion at any time upon [***] prior written notice to DICERNA thereof.

10.6	Termination by BOEHRINGER for IP Challenges. In the event that DICERNA directly or indirectly challenges the Product IP, and/or the BOEHRINGER Product IP including but not limited to patents Covering the composition of matter of a Product, before a patent office, court or other governmental agency of competent jurisdiction (the “DICERNA IP Challenge”), BOEHRINGER shall be entitled to terminate this Agreement [***].

10.7	Effects of Termination by DICERNA for Cause/by BOEHRINGER at Will. Upon termination of the Agreement by (i) DICERNA pursuant to Section 10.2 or (ii) BOEHRINGER pursuant to Section 10.5:

(a)	Each Party shall immediately terminate any activities for any terminated Product, Candidate Product or Target under this Agreement; and

(b)	The Receiving Party shall promptly return to the other Party or destroy all Confidential Information of the Disclosing Party in accordance with Section 6.2 above; and

(c)	All licenses granted by a Party to the other Party under this Agreement shall immediately terminate; and

(d)	DICERNA shall be relieved of the exclusivity under Section 5.10 of this Agreement; and

(e)	BOEHRINGER shall be relieved from any and all payment obligations under this Agreement except with respect to obligations resulting from activities that occurred prior to termination; and

(f)	Terminated Candidate Products, Products or Targets shall no longer be deemed to be Candidate Products, Products or Targets, respectively, under this Agreement; and

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(g)	[***].

(h)	BOEHRINGER shall assign to DICERNA, free of any liens, DICERNA’s original rights, title and interest to the Product IP ([***] provided that BOEHRINGER shall retain a [***] license, [***] to use the Product IP [***].

(i)	BOEHRINGER and DICERNA may negotiate in good faith an agreement on (i) a license to use the BOEHRINGER Product IP and/or to BOEHRINGER’s remaining rights to Product IP developed jointly by BOEHRINGER and DICERNA solely to develop, manufacture, use, sell, offer for sale, import and commercialize Products included within the scope of such termination, and (ii) the assignment of regulatory filings regarding a Product, such agreement to bear commercially reasonable consideration.

10.8	Effects of Termination by BOEHRINGER for Cause/for IP Challenges. If this Agreement is terminated by BOEHRINGER pursuant to Section 10.2 or 10.6 above, in addition to any other remedies available to BOEHRINGER at law or in equity, BOEHRINGER may in its discretion (i) terminate the Agreement in which case the effects described in Section 10.7(a) through and including Section 10.7(g) shall apply, or (ii) exercise an alternative remedy as set forth below in this Section 10.8. For the avoidance of doubt, except as set forth in this Section 10.8, in the event BOEHRINGER exercises the alternative remedy set forth below in this Section 10.8, all rights and obligations of BOEHRINGER under this Agreement shall continue unaffected upon Default by DICERNA or in the event of a Dicerna IP Challenge, respectively, unless this Agreement is subsequently terminated by either Party pursuant to another termination right under this Article 10, as applicable, after BOEHRINGER exercises its rights pursuant to the following sentence: following the occurrence of an event that would allow BOEHRINGER to terminate this Agreement under Section 10.2 or 10.6 and subject to the conditions set forth in such Section 10.2 or 10.6 and if BOEHRINGER elects, the following shall apply as an alternative remedy to such termination right and without consideration (except as otherwise stated below) in lieu of termination of this Agreement:

(i)	BOEHRINGER may retain all of its licenses and other rights granted under this Agreement, subject to all of its payment and other obligations; except that the applicable Milestone Payments and the applicable royalty rate payable thereafter under this Agreement shall be reduced by [***]; and

(ii)	Any BOEHRINGER Confidential Information provided to DICERNA pursuant to this Agreement will be promptly returned to BOEHRINGER or destroyed; BOEHRINGER shall be released of its ongoing disclosure and information exchange obligations with respect to activities following the effective date of such termination.

CONFIDENTIAL

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.9	[***]

10.10	Effects of Termination for Change of Control. In the event of a termination by BOEHRINGER pursuant to Section 10.3 (i), (ii) or (iii), the provisions of Section 10.7 shall apply accordingly with regard to the scope of such termination.

10.11	Rights Accruing Prior to Expiration or Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including the obligation to pay for any amounts that accrued prior to the effective date of such expiration or termination.

10.12	Survival. In addition to any provisions specified in this Agreement as surviving as set forth therein, the provisions of Articles 1, 6 (for the period stipulated in Section 6.11 above), 8, 9 and 11 and Sections 4.7, 4.8, 4.12 through and including 4.21, 7.4.4 (each in the event of payment obligations resulting from activities that occurred prior to termination), Sections 5.9, 5.12, 5.13, 5.14.7, 7.1, 7.2.5 and 7.3.4 shall survive any termination or expiration of the Agreement. In addition, all rights and obligations contained in this Agreement, which by their nature or effect contemplate performance or observance subsequent to expiration or termination of this Agreement will survive and remain binding upon and for the benefit of the Parties, their successors and permitted assigns.

CONFIDENTIAL

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11. CONCLUDING PROVISIONS

11.1	Assignment. Neither Party shall be entitled to assign or otherwise transfer its rights and/or obligations under this Agreement in whole or in part to any Third Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that, however, each Party may assign this Agreement to (i) any Affiliate, and (ii) any successor corporation or entity resulting from any Change of Control of such Party, and provided that the Affiliate, entity or Third Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. The Parties agree that in no event shall BOEHRINGER assign its rights and/or obligations under this Agreement [***]. Each Party agrees to be responsible for the actions and omissions of its Affiliates under this Agreement.

11.2	Entire Agreement; Amendments. This Agreement sets forth the entire agreement between the Parties and supersedes all previous and contemporaneous negotiations, representations or agreements, written or oral, regarding the subject matter hereof. This Agreement may be amended only by an instrument in writing duly executed on behalf of the Parties. In case of inconsistencies between this Agreement and any Appendix hereof, the terms of this Agreement shall prevail unless agreed to explicitly that the Appendix should prevail.

11.3	Force Majeure. Neither Party shall be liable or deemed in default for failure to perform any duty or obligation that such Party may have under this Agreement where such failure has been occasioned by any act of God, fire, external strike, inevitable accidents, war, or any other cause outside the reasonable control of that Party, and occurring without its fault or negligence. The Party whose performance has so been interrupted shall give the other Party notice of the interruption and cause thereof, and shall use every reasonable means to resume full performance of this Agreement as soon as possible.

11.4	Waiver. The failure of either Party to require performance by the other Party of any of that other Party’s obligations under this Agreement shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. The remedies provided in this Agreement are not exclusive and the Party suffering from a breach or default of this Agreement may pursue all other remedies, both legal and equitable, alternatively or cumulatively.

11.5

Severability. In the event that any provision or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement and its validity, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such provision of portion thereof had never been contained in this

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Agreement, and there shall be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law unless doing so would have the effect of materially altering the right and obligations of the Parties in which event this Agreement shall terminate and all the rights and obligations granted to the Parties hereunder shall cease and be of no further force and effect.

11.6	Notices. Any notices and Invoices given under this Agreement [***] shall be addressed as follows (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to DICERNA:

Dicerna Pharmaceuticals, Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

Attention:President and Chief Executive Officer

Facsimile:(617) 612-6298

E-mail:dfambrough@dicerna.com

With a copy to:

Dicerna Pharmaceuticals, Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

Attention: Legal Department

If to BOEHRINGER:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.7	Governing Law. This Agreement shall be construed in accordance with and governed exclusively by the law of [***], without reference to its rules of conflict of law.

11.8	Dispute Resolution; Arbitration. Any dispute arising out of or in connection with this Agreement shall be settled, if possible, through good faith negotiations between the Parties. If the Parties are unable to settle such dispute within [***], such dispute arising out of or relating to this Agreement shall be referred to the Chief Executive Officer of DICERNA or the authorized designee of the Chief Executive Officer of BOEHRINGER (the “Executive Officers”). The Executive Officers of both Parties shall meet to attempt to resolve such dispute. Such resolution, if any, of a referred issue shall be final and binding on the Parties. All negotiations pursuant to this Section 11.8 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the Executive Officers cannot resolve such dispute within [***] after either Party requests such a meeting in writing, then the Parties agree that all disputes that may not be resolved amicably between the Parties arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by [***] appointed in accordance with said rules. The exclusive place of arbitration shall be [***] and the proceedings shall be conducted in English language. The award for arbitration shall be final and binding and may be enforced in any court of competent jurisdiction against BOEHRINGER or DICERNA. Notwithstanding the foregoing but without abrogating the agreement of the Parties to binding arbitration, the Parties shall each be entitled either prior to or during arbitration to seek and obtain injunctive or other equitable relief in any court of competent jurisdiction to preserve the status quo (including to enforce the and prevent unauthorized disclosures of Confidential Information or infringement or misappropriation of any Intellectual Property) pending arbitration or to prevent the breach of this Agreement, without the necessity of posting any bond.

The Parties further agree that

(a)	except as may be otherwise required by law, neither Party, its witnesses, or the arbitrators may disclose the existence, content, results of the arbitration hereunder without prior written consent of both Parties; and

(b)	neither Party shall be required to give general discovery of documents, but may be required only to produce specific, identified documents which are relevant or considered relevant by the arbitrators to the dispute (subject to Third Party confidentiality obligations); and

(c)	the scope of authority of the arbitrators should be limited to the strict application of law; and

(d)	no arbitrator shall be an employee, director or shareholder of either Party or any of their affiliated companies but each shall have experience in the pharmaceutical industry; and

(e)	the chairman shall be a lawyer and not be a national of the country of one of the Parties; and

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(f)	this Section 11.8 shall apply to any claims by or against the parents, subsidiaries, affiliates, agents, principals, officers, directors, or employees of the Parties; and

(g)	the arbitrators may render early or summary disposition of some or all issues, after the parties have had a reasonable opportunity to make submissions on these issues.

11.9	Independent Contractors. In the performance of this Agreement each Party shall be an independent contractor and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Therefore, no Party shall be entitled to any benefits applicable to any employees of the other Party. No Party is authorized to act as an agent for the other Party for any purpose, and no Party shall enter into any contract, warranty, representation, or commitment of any kind as to any matter on behalf of the other Party, without the prior written consent of the other Party.

11.10	Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including, without limitation, any creditor of either Party. No such Third Party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

11.11	Non-Employment. Each Party shall at all times be and remain the sole employer of persons assigned to the performance of work by such Party hereunder and shall assume any and all obligations, responsibilities and risks to such employment and the possible termination thereof.

11.12	Headings. The captions to the Articles and Sections of this Agreement are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections of this Agreement.

11.13	Further Assurances. Each of DICERNA and BOEHRINGER agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement. Each person executing this Agreement on behalf of a Party represents and warrants his/her capacity and authority to do so.

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Commission. Confidential Treatment Requested Under

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IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the date and year first above written

Boehringer Ingelheim International GmbH

By:	/s/ Jürgen Beck

Name:	Jürgen Beck

Title:	Authorized Signatory

Boehringer Ingelheim International GmbH

By:	/s/ Dorothee Schwall-Rudolph

Name:	Dorothee Schwall-Rudolph

Title:	Authorized Signatory

Dicerna Pharmaceuticals Inc.

By:	/s/ John B. Green

Name:	John B. Green

Title:	Chief Financial Officer

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Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Appendices:

Appendix 1: Research Work Plan

Appendix 2: Development Plan

Appendix 3: Contact List

Appendix 4: Requirements for Invoices

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APPENDIX 1

Research Work Plan

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

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[***]

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[***]	[***] [***] [***]	[***] [***] [***]	[***] [***] [***]

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[***]

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a.)	[***]

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[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[***]

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[***]	[***]	[***]	[***] [***]	[***]
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[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***] [***]	[***]

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[***]	[***]	[***]	[***]	[***]	[***]

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		[***] **	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

APPENDIX 2

Development Plan

[***]

CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

APPENDIX 3

Contact List

[***]	[***]	[***]	[***]

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CONFIDENTIAL

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

APPENDIX 4

Requirements for Invoices

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